


/s/ Phyllis H. Arnold      (SEAL)                         /s/ J. Holmes Morrison             (SEAL)
--------------------------                                -----------------------------------
PHYLLIS H. ARNOLD                                         J. HOLMES MORRISON

/s/ Charles M. Avampato    (SEAL)                         /s/ Charles R. Neighborgall, III   (SEAL)
--------------------------                                -----------------------------------
CHARLES M. AVAMPATO                                       CHARLES R. NEIGHBORGALL, III

                                                          /s/ Robert F.Baronner              (SEAL)
/s/ John L. D. Payne       (SEAL)                         ------------------------------------
-------------------------                                 ROBERT F.BARONNER
JOHN L. D. PAYNE

/s/ Dennis M. Bone         (SEAL)                         /s/ Angus E. Peyton                (SEAL)
--------------------------                                -----------------------------------
DENNIS M. BONE                                            ANGUS E. PEYTON

/s/ James K. Brown         (SEAL)                         /s/ Lacy I. Rice, Jr.              (SEAL)
--------------------------                                -----------------------------------
JAMES K. BROWN                                            LACY I. RICE, JR.

/s/ Nelle Ratrie Chilton   (SEAL)                         /s/ Brent D. Robinson              (SEAL)
--------------------------                                -----------------------------------
NELLE RATRIE CHILTON                                      BRENT D. ROBINSON

                           (SEAL)                         /s/ James W. Thompson              (SEAL)
--------------------------                                -----------------------------------
H. RODGIN COHEN                                           JAMES W. THOMPSON


Ray Marshall Evans, Jr.    (SEAL)                         /s/ J. Lee Van Metre, Jr.          (SEAL)
---------------------------                               -----------------------------------
RAY MARSHALL EVANS, JR.                                   J. LEE VAN METRE, JR.

/s/ James Gabriel          (SEAL)                         /s/ Richard B. Walker              (SEAL)
---------------------------                               -----------------------------------
JAMES GABRIEL                                             RICHARD B. WALKER

/s/ Phillip H. Goodwin     (SEAL)                         s/ H. Bernard Wehrle, III          (SEAL)
---------------------------                               -----------------------------------
PHILLIP H. GOODWIN                                        H. BERNARD WEHRLE, III

/s/ Thomas E. Goodwin      (SEAL)                         /s/ John H. Wick, III              (SEAL)
---------------------------                               -----------------------------------
THOMAS E. GOODWIN                                         JOHN H. WICK, III

/s/ Bob M. Johnson         (SEAL)                         /s/ Thomas D. Wilkerson            (SEAL)
---------------------------                               -----------------------------------
BOB M. JOHNSON                                            THOMAS D. WILKERSON

/s/ Robert E. Kamm, Jr.    (SEAL)
---------------------------
ROBERT E. KAMM, JR.

/s/ John D. Lynch          (SEAL)
---------------------------
JOHN D. LYNCH

/s/ Edward H. Maier        (SEAL)
---------------------------
EDWARD H. MAIER


                                      E-11